                      SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report:  February 15, 1997


                 Volkswagen Credit Auto Receivables Corporation
                 ----------------------------------------------
               (Exact Name of Registrant as Specified in Carter)


                                    EXHIBITS

        Delaware                    33-80055             38-2748796
        --------                    --------             ----------

(State of incorporation)       (Commission File)       (IRS Employer
                                    Number)           Identification No.)

                 3800 Hamlin Road, Auburn Hills, Michigan 48326
                 ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (810) 340-5000

                                          N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended February 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     Designation         Description               Method of Filing
     -----------         -----------               ----------------

     Exhibit 20     Report for the month ended    Filed with this report.
                    February 15, 1997 provided to
                    Chemical Bank, as trustee
                    under the Volkswagen
                    Credit Auto Master Trust,
                    Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Volkswagen Credit Auto Master Trust



                                    By:  Volkswagen Credit Auto
                                         Receivables Corporation


                                    By:  /s/ Allen L. Strang
                                         ____________________________

                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1
------------------------------------------------------------------------------

                Distribution Date Statement: February 17, 1997



a. Aggregate Amount of Collections                            $218,964,104.15
   Aggregate Amount of Interest                               $  3,742,641.42
   Collections
   Aggregate Amount of Principal                              $215,221,462.73
   Collections
   Investment Proceeds                                        $          0.00

b. Series Allocation Percentage                                       100.00%
   Floating Allocation Percentage                                      73.88%
   Fixed Allocation Percentage                                            N/A

c. Total Amount Distributed on                                $  1,822,664.38
   Series 1996-1

d. Amount of Such Distribution                                $          0.00
   Allocable to Principal on 1996-1

e. Amount of Such Distribution                                $  1,822,664.38
   Allocable to Interest on 1996-1

f. Investor Default Amount                                    $          0.00

g. Draw Amount                                                $          0.00

h. Investor Charge Offs                                       $          0.00
   Amounts of Reimbursements                                  $          0.00

i. Monthly Servicing Fee                                                1.00%

j. Expected Controlled                                        $          0.00
   Distribution Amount

k. Invested Amount                                            $375,000,000.00

l. Pool Factor                                                        100.00%

m. Available Subordinated Amount                              $ 64,633,760.28

n. Reserve Fund Balance                                       $  1,875,000.00

o. Principal Funding Account                                  $          0.00
   Balance
   Yield Supplement Account Balance                           $  1,875,000.00

VW CREDIT, INC. -- SERVICER                                               PAGE 1
20-FEB-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------


TRANSACTION SUMMARY
-------------------
                                                        From        To     Days
                                                        ----        --     ----
Current Interest Period                                1/15/97    2/14/97  31

Series Allocation Percentage                             100.00%

Initial Principal Balance                        $375,000,000.00
Outstanding Principal Balance                    $375,000,000.00
Principal Balance of Receivables for
  Determination Date                             $494,138,850.94
Amount Invested in Receivables on Series
  Issuance Date                                  $375,000,000.00
Initial Invested Amount                          $375,000,000.00
Invested Amount at the Beginning of Period       $375,000,000.00
Invested Amount                                  $375,000,000.00
Required Subordinated Amount                     $ 64,633,760.28
Excess Funded Amount                             $          0.00

Available Subordinated Amount (previous period)  $ 74,323,987.05
Incremental Subordinated Amount (previous
  period)                                        $ 10,435,896.34


RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit         $  1,875,000.00
Yield Supplement Account Beginning Balance       $  1,875,000.00
Yield Supplement Account Required Amount         $  1,875,000.00

Reserve Fund Initial Deposit                     $  1,875,000.00
Reserve Fund Required Amount                     $  1,875,000.00
Reserve Fund Beginning Balance                   $  1,875,000.00

Outstanding Carryover Amount - Beginning Balance $          0.00
Yield Supplement Account Draw Amount             $          0.00
Outstanding Carryover Amount - Ending Balance    $          0.00
Yield Supplement Account Balance -
  Ending Balance                                 $  1,875,000.00
Yield Supplement Account Required Deposit Amount $          0.00

Reserve Fund Draw Amount                         $          0.00
Reserve Fund Ending Balance                      $  1,875,000.00
Reserve Fund Required Deposit Amount             $          0.00

1-month LIBOR Rate (annualized)                       5.4843800%
Certificate Coupon (annualized)                       5.6443800%

Prime Rate (annualized)                               8.2500000%
Servicing Fee Rate (annualized)                           1.000%
Excess Spread                                         1.9756200%


TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period          $507,565,646.31
Pool Balance at the Ending of Period             $500,554,162.91
Average Aggregate Principal Balance              $504,059,904.61

Aggregate Principal Collections                  $215,221,462.73
New Principal Receivables                        $208,209,979.36
Receivables Added for Additional Accounts        $          0.00
Investor Default Amount                          $          0.00
Net Losses                                       $          0.00
Monthly Interest Accrued, but not Paid           $          0.00
Ineligible Receivables                           $          0.00
Ineligible Receivables in
  Prior Collection Period                        $          0.00
Defaulted Receivables in Ineligible and
  Overconc. Accounts                             $          0.00


MISCELLANEOUS DATA
------------------

Recoveries on Receivables  Written Off           $          0.00
Spread Over Prime for Portfolio                            0.37%
Weighted Average Interest Rate                             8.62%


PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance              0.00%
(annualized)

PORTFOLIO AND DEALERSHIP STATISTICS
----------------------------------------------------

Used Vehicle Receivables' Balance                $ 34,342,541.66
Used Vehicle Percentage                                   6.861%
Used Vehicle Percentage During Last Collection
  Period                                                  6.783%
Early Amortization Event?                          NO
Largest Dealer or Dealer Affiliation Balance     $ 19,286,565.95
Largest Dealer Percentage                                 3.800%

Aggregate Principal Amount of Receivables of
  Dealers over 2%                                $ 12,920,357.77
Aggregate % Principal Amount of Receivables of
  Dealers over 2%                                         2.581%


SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                  $218,964,104.15
Aggregate Amount of Interest Collections         $  3,742,641.42
Investment Proceeds                              $          0.00
Aggregate Amount of Principal Collections        $215,221,462.73
Asset Receivables Rate                                    7.648%
Use Asset Receivables Rate?                        NO
Carryover Amount (this Distribution Date)                    N/A
Total Carryover Amount                                       N/A


PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                      42.70%
Previous Collection Period Monthly Payment Rate           40.01%
Monthly Payment Rate 3 months ago                         44.66%
3-month Average Payment Rate                              42.46%
12-month Minimum Payment Rate                             40.01%
Early Amortization Event?                          NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                           YES
Last Day of Revolving Period                                 N/A
Invested Amount as of Last Day of Revolving Period           N/A

Accumulation Period Length (months)                          N/A
First Accumulation Date                         TO BE DETERMINED
Expected Final Payment Date                                  N/A
Required Participation Percentage                          4.00%
Principal Funding Account Balance                $          0.00
Principal Payment Amount                         $          0.00
Controlled Deposit Amount                        $          0.00


TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

CERTIFICATEHOLDERS
------------------

i.    Monthly Interest Distribution              $  1,822,664.38
ii.   Monthly Servicing Fee Distribution         $    312,500.00
iii.  Reserve Fund Deposit Amount Distribution   $          0.00
iv.   Investor Default Amount Distribution       $          0.00
v.    Outstanding Carryover Amount Distribution  $          0.00
vi.   Yield Supplement Account Deposit Amount
        Distribution                             $          0.00
                                                 ---------------
          Excess Servicing                       $    629,976.53


Excess Servicing (Previous Period)               $    344,752.02


DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                $           0.0
Draw Amount                                      $           0.0

VW CREDIT, INC. -- SERVICER                                               PAGE 2
        20-FEB-97


              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------



                             COLLECTIONS                    ACCRUAL       DISTRIBUTION
                             -----------                    -------       ------------
From:                          15-Jan-97
To:                            14-Feb-97
Days:                                 30

LIBOR RATE                     5.4843800%
(1 month)

SERIES #                               1   Active
VCI RATING:                      N/A


TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
---------------------------

                                             SERIES                                      EXCESS    REQUIRED         REQUIRED
   SERIES                      SERIES      ALLOCATION      INVESTED       SUBORDINATED   FUNDED  PARTICIPATION   PARTICIPATION
   NUMBER                       NAME       PERCENTAGE       AMOUNT           AMOUNT      AMOUNT   PERCENTAGE         AMOUNT
   ------                       ----       ----------       ------           ------      ------   ----------         ------
                   Trust                                $375,000,000.00  $64,633,760.28   $0.00       N/A        $15,000,000.00
                 1 Series      1996-1          100.00%  $375,000,000.00  $64,633,760.28   $0.00      4.00%       $15,000,000.00

    OUTSTANDING
    CERTIFICATE
      BALANCE
  ---------------


  $375,000,000.00

VW CREDIT, INC. -- SERVICER                                              PAGE 3
20-FEB-97
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                EXCESS SPREAD CALCULATION
---------------                                                                -------------------------
Initial Invested Amount                    $375,000,000.00                     Weighted Average Rate Charged to      8.62%
Invested Amount                            $375,000,000.00                     Dealers
Controlled Accumulation Amount             $          0.00                     LIBOR                                 5.48%
Required Subordinated Amount               $ 64,633,760.28                     Certificate Rate (LIBOR+16 b.p.)      5.64%
Annualized Servicing Fee Rate                         1.00%                    Servicing Fee Rate                    1.00%
                                                                               Investor Net Losses                   0.00%
                                                                                                                     ----
First Controlled Accumulation Date        TO BE DETERMINED                     Excess Spread                         1.98%
Accumulation Period Length (months)             N/A
Expected Final Payment Date                     N/A
Initial Settlement Date                          28-Mar-96
Required Participation Percentage                     4.00%
Subordinated Percentage                              14.29%

SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                       REQUIRED            EXCESS
                                           SERIES 1996-1        INVESTED             SUBORDINATED         FUNDING
PRINCIPAL RECEIVABLES                          TOTAL             AMOUNT                 AMOUNT             AMOUNT
---------------------                          -----             ------                 ------             ------
Series Allocation Percentage                        100.00%
Beginning Balance                          $375,000,000.00   $375,000,000.00             $64,633,760.28        0.00$
  Floating Allocation Percentage                     73.88%            73.88%
  Fixed Allocation Percentage                   N/A

Principal Collections                      $215,221,462.73   $215,221,462.73             N.A.               N.A.
New Principal Receivables                  $208,209,979.36   $208,209,979.36             N.A.               N.A.
Principal Default Amounts                  $          0.00   $          0.00             N.A.               N.A.
Receivables Added for Additional           $          0.00   $          0.00             N.A.               N.A.
 Accounts
Controlled Deposit Amount                  $          0.00               N/A             N.A.               N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%
Ending Balance                             $375,000,000.00   $375,000,000.00             $64,633,760.28        0.00$
  Floating Allocation Percentage                     74.92%            74.92%

NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                       $  2,765,140.91
Recoveries on Receivables Written Off      $          0.00
Investment Income                          $          0.00

VW CREDIT, INC. -- SERVICER                                               PAGE 4
20-FEB-97

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------




SUBORDINATED AMOUNT & RESERVE FUND           CURRENT         PREVIOUS
----------------------------------           -------         --------

Available Subordination Amount
  (Previous)                              $74,323,987.05  $68,263,074.66
  Required Subordination Draw Amount      $         0.00             N/A
  Reserve Fund Funds to Inv. Default
    Amount                                $         0.00             N/A
  Excess Servicing (Previous Period)      $   344,752.02  $   492,787.12
                                          --------------
  (a) Available Subordinated Amount?      $74,668,739.07  $68,755,861.78

  (b) Available Subordinated Amount?      $53,571,428.57  $53,571,428.57

Available Subordinated Amount             $74,950,422.42  $74,323,987.05

Incremental Subordinated Amount           $11,062,331.70  $10,435,896.34
  Overconcentration Amount                $12,920,357.77  $12,359,439.10

Beginning Reserve Fund Balance            $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Required Balance             $ 1,875,000.00  $ 1,875,000.00
Reserve Fund Draw                         $         0.00             N/A
Reserve Fund Required Deposit             $         0.00             N/A
Reserve Fund Deposit Amount               $         0.00             N/A
Reserve Fund Release                      $         0.00             N/A
Ending Reserve Fund Balance               $ 1,875,000.00  $ 1,875,000.00


REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections            $ 3,742,641.42  $ 2,981,424.16
  Certificateholder Interest Collections  $ 2,765,140.91  $ 2,519,018.37
  Subordinate Interest Collections        $   476,590.55  $   429,961.67
Investment Income                         $         0.00  $   130,354.99
Reserve Fund Balance                      $ 1,875,000.00  $ 1,875,000.00
                                          --------------
Total Interest  Available                 $ 5,116,731.45  $ 4,954,335.04

Interest Shortfall                        $         0.00             N/A
Additional Interest                       $         0.00             N/A
Carry-over Amount                         $         0.00             N/A
Carry-over Shortfall                      $         0.00             N/A
Additional Carry-over Shortfall           $         0.00             N/A

Monthly Servicing Fee                     $   420,049.92  $   396,417.85
Investor Monthly Servicing Fee            $   312,500.00  $   312,500.00